                                                             UNITED STATES
                                                  SECURITIES AND EXCHANGE COMMISSION
                                                         WASHINGTON, DC 20549

                                                               FORM 8-K

                                                        CURRENT REPORT PURSUANT
                                                     TO SECTION 13 OR 15(D) OF THE
                                                    SECURITIES EXCHANGE ACT OF 1934

                                  Date of report (Date of earliest event reported): September 2, 2005

                                                          ACXIOM CORPORATION
                                        (Exact Name of Registrant as Specified in Its Charter)

                                                               DELAWARE
                                            (State or Other Jurisdiction of Incorporation)

                  0-13163                                                                      71-0581897
         (Commission File Number)                                                   (IRS Employer Identification No.)

1 Information Way, P.O. Box 8180, Little Rock, Arkansas                                        72203-8180
         (Address of Principal Executive Offices)                                              (Zip Code)

                                                             501-342-1000
                                         (Registrant's Telephone Number, Including Area Code)

                                                            Not Applicable
                                     (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [  ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [  ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

         On September 2, 2005 Acxiom Corporation amended the Third Amended and Restated Credit Agreement dated as of March 24, 2005
(as amended and supplemented, the "Restated Credit Agreement") with JPMorgan Chase Bank, N.A., as the agent, and other lenders party thereto. Under the terms of the Restated  Credit Agreement prior to amendment, the lenders committed to make revolving loans and to acquire participations in letters of credit  and swingline loans in an aggregate amount of $450,000,000.  The amendment to the
Restated Credit Agreement increases the aggregate revolving  commitments from  $450,000,000  to $500,000,000 and provides that, in certain circumstances, Acxiom may request a further increase in the aggregate amount of the revolving commitments by an amount not to exceed $50,000,000.

Item 9.01  Financial Statements and Exhibits.

(c)      Exhibits.

See Exhibit Index.

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                                                               SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 2, 2005

                                                     ACXIOM CORPORATION

                                                     By:  /s/ Jerry C. Jones
                                                        --------------------------------------------------
                                                     Name:    Jerry C. Jones
                                                     Title:   Business Development/Legal Leader

                                                             EXHIBIT INDEX

  Exhibit
  Number                                                       Description
--------------------------------------------------------------------------------------------------------------------

   10.1    Form of Third Amendment dated  September 2, 2005 to Third Amended and Restated Credit Agreement dated as of March 24, 2005, among Acxiom  Corporation, JPMorgan Chase Bank, N.A., as agent, and the lenders party thereto.

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